(a)(77)

VOYA PARTNERS, INC.

ARTICLES SUPPLEMENTARY

Voya Partners, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is 22,600,000,000, par value of $0.001 per share (the “Capital Stock”), an aggregate par value of $22,600,000;

THIRD: A majority of the Board of Directors of the Corporation, at a meeting duly convened and held on November 14, 2024, adopted resolutions classifying and designating 900,000,000 authorized and unissued shares of undesignated Capital Stock of the Corporation, under the authority contained in the charter of the Corporation, as additional shares of the following Classes (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Class		Shares Allocated
Voya Index Solution 2070 Portfolio – Initial Class		100,000,000
Voya Index Solution 2070	Portfolio – Adviser Class	100,000,000
Voya Index Solution 2070	Portfolio – Service Class	100,000,000
Voya Index Solution 2070	Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2070	Portfolio – Class Z	100,000,000
Voya Solution 2070 Portfolio – Initial Class		100,000,000
Voya Solution 2070	Portfolio – Adviser Class	100,000,000
Voya Solution 2070	Portfolio – Service Class	100,000,000
Voya Solution 2070	Portfolio – Service 2 Class	100,000,000

FOURTH:

Section 4.1 A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

The shares of Voya Index Solution 2070 Portfolio – Initial Class, shares of Voya Index Solution 2070 Portfolio – Adviser Class, shares of Voya Index Solution 2070 Portfolio – Service Class, shares of Voya Index Solution 2070 Portfolio – Service 2 Class and shares of Voya Index Solution 2070 Portfolio – Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Solution 2070 Portfolio – Initial Class, shares of Voya Solution

2070 Portfolio – Adviser Class, shares of Voya Solution 2070 Portfolio – Service Class, and shares of Voya Solution 2070 Portfolio – Service 2 Class shall represent an investment in a common investment portfolio.

Section 4.2 A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a “Class”) and each common investment portfolio of the Corporation (each hereinafter referred to as a “Portfolio”) is set forth in the Corporation’s Charter with respect to its shares generally and to the following:

(i)Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

(ii)The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation’s multiple class plan (the “Plan”), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

(iii)The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

(iv)Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

Section 4.3(a) Subject to compliance with the requirements of the Investment Company Act and the satisfaction of the conditions described herein, and without any action by the holders of shares, the Corporation, on behalf of Voya Index Solution 2070 Portfolio and Voya Index Solution Income Portfolio, shall effect the transactions described below (each, a “Reorganization”):

(i)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2070 Portfolio – Initial Class shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2070 Portfolio – Initial Class and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2070 Portfolio – Initial Class in complete liquidation of the Voya Index Solution 2070 Portfolio – Initial Class and acquisition of all such outstanding shares of Voya Index Solution 2070 Portfolio – Initial Class.

(ii)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2070 Portfolio – Adviser Class shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2070 Portfolio – Adviser Class and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2070 Portfolio – Adviser Class in complete liquidation of the Voya Index Solution 2070 Portfolio – Adviser Class and acquisition of all such outstanding shares of Voya Index Solution 2070 Portfolio – Adviser Class.

(iii)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2070 Portfolio – Service Class shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2070 Portfolio – Service Class and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2070 Portfolio – Service Class in complete liquidation of the Voya Index Solution 2070 Portfolio – Service Class and acquisition of all such outstanding shares of Voya Index Solution 2070 Portfolio – Service Class.

(iv)As of the close of business on a date set by the Board of Directors

(i)the assets and liabilities belonging to the shares of Voya Index Solution 2070 Portfolio

–Service 2 Class shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2070 Portfolio – Service 2 Class and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2070 Portfolio – Service 2 Class in complete liquidation of the Voya Index Solution 2070 Portfolio – Service 2 Class and acquisition of all such outstanding shares of Voya Index Solution 2070 Portfolio – Service 2 Class.

(v)As of the close of business on a date set by the Board of Directors

(i) the assets and liabilities belonging to the shares of Voya Index Solution 2070 Portfolio

–Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2070 Portfolio – Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2070 Portfolio – Class Z in complete liquidation of the Voya Index Solution 2070 Portfolio – Class Z and acquisition of all such outstanding shares of Voya Index Solution 2070 Portfolio – Class Z.

As of the date of a Reorganization, if necessary, the number of authorized shares of the applicable Class of Voya Index Solution Income Portfolio will increase by such number of shares of the Voya Index Solution Income Portfolio to be issued and distributed as described above. Upon the completion of a Reorganization, the authorized but unissued shares of the reorganizing Portfolio, and the outstanding shares of such Portfolio acquired by such Portfolio pursuant to the liquidation of such Portfolio, shall return to the status of authorized but unissued shares of stock without classification or designation as to class or series. The date set by the Board of Directors for any Reorganization shall be no earlier than the applicable Target Date (as defined with respect to each Portfolio in the Registration Statement covering the shares of such Portfolio, and the form of prospectus included therein, and any amendments thereto). Notwithstanding any other provision in this Section 4.3(a), the Reorganization of any Class of a Portfolio shall not be effective, unless the Board of Directors determines, in advance of the Reorganization, that such Reorganization is in the best interests of (i) the shareholders of each Portfolio and (ii) the Corporation.

Section 4.3(b) Subject to compliance with the requirements of the Investment Company Act and the satisfaction of the conditions described herein, and without any action by the holders of shares, the Corporation, on behalf of Voya Solution 2070 Portfolio and Voya Solution Income Portfolio, shall effect the transactions described below (each, a “Reorganization”):

(i)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Solution 2070 Portfolio – Initial Class shall automatically be exchanged for that number of shares of the Voya Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Solution Income Portfolio – Initial Class and (ii) such shares of Voya Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Solution 2070 Portfolio – Initial Class in complete liquidation of the Voya Solution 2070 Portfolio – Initial Class and acquisition of all such outstanding shares of Voya Solution 2070 Portfolio – Initial Class.

(ii)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Solution 2070 Portfolio – Adviser Class shall automatically be exchanged for that number of shares of the Voya Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Solution 2070 Portfolio – Adviser Class and (ii) such shares of Voya Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Solution 2070 Portfolio

–Adviser Class in complete liquidation of the Voya Solution 2070 Portfolio – Adviser Class and acquisition of all such outstanding shares of Voya Solution 2070 Portfolio – Adviser Class.

(iii)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Solution 2070 Portfolio – Service Class shall automatically be exchanged for that number of shares of the Voya Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Solution 2070 Portfolio – Service Class and (ii) such shares of Voya Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Solution 2070 Portfolio

–Service Class in complete liquidation of the Voya Solution 2070 Portfolio – Service Class and acquisition of all such outstanding shares of Voya Solution 2070 Portfolio – Service Class.

(iv)As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Solution 2070 Portfolio – Service 2 Class shall automatically be exchanged for that number of shares of the Voya Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Solution 2070 Portfolio – Service 2 Class and (ii) such shares of Voya Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Solution 2070 Portfolio

–Service 2 Class in complete liquidation of the Voya Solution 2070 Portfolio – Service 2 Class and acquisition of all such outstanding shares of Voya Solution 2070 Portfolio – Service 2 Class.

As of the date of a Reorganization, if necessary, the number of authorized shares of the applicable Class of Voya Solution Income Portfolio will increase by such number of shares of the Voya Solution Income Portfolio to be issued and distributed as described above. Upon the completion of a Reorganization, the authorized but unissued shares of the reorganizing Portfolio, and the outstanding shares of such Portfolio acquired by such Portfolio pursuant to the liquidation of such Portfolio, shall return to the status of authorized but unissued shares of stock without classification or designation as to class or series. The date set by the Board of Directors for any Reorganization shall be no earlier than the applicable Target Date (as defined with respect to each Portfolio in the Registration Statement covering the shares of such Portfolio, and the form of prospectus included therein, and any amendments thereto). Notwithstanding any other provision in this Section 4.3(b), the Reorganization of any Class of a Portfolio shall not be effective, unless the Board of Directors determines, in advance of the Reorganization, that such Reorganization is in the best interests of (i) the shareholders of each Portfolio and (ii) the Corporation.

FIFTH: (a) Immediately before the classification of the additional Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock was as follows:

Name of Class	Shares Allocated
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Initial Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Adviser Class
VY American Century Small-Mid Cap Value Portfolio – Class R6	100,000,000
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Service Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Service 2 Class
VY Baron Growth Portfolio – Initial Class	100,000,000
VY Baron Growth Portfolio – Adviser Class	100,000,000
VY Baron Growth Portfolio – Class R6	100,000,000
VY Baron Growth Portfolio – Service Class	100,000,000
VY Baron Growth Portfolio – Service 2 Class	100,000,000
5
Name of Class	Shares Allocated
VY Columbia Contrarian Core Portfolio – Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio – Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio – Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Adviser Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Class R6	100,000,000
VY Columbia Small Cap Value II Portfolio – Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Service 2 Class	100,000,000
Voya Global Bond Portfolio – Initial Class	100,000,000
Voya Global Bond Portfolio – Adviser Class	100,000,000
Voya Global Bond Portfolio – Service Class	100,000,000
Voya Global Insights Portfolio – Initial Class	250,000,000
Voya Global Insights Portfolio – Adviser Class	100,000,000
Voya Global Insights Portfolio – Service Class	100,000,000
Voya Global Insights Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Initial Class	100,000,000
Voya Index Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio – Service Class	100,000,000
Voya Index Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Class Z	300,000,000
Voya Index Solution 2030 Portfolio – Initial Class	100,000,000
Voya Index Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio – Service Class	100,000,000
Voya Index Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio – Class Z	100,000,000
Voya Index Solution 2035 Portfolio – Initial Class	100,000,000
Voya Index Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio – Service Class	100,000,000
Voya Index Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio – Class Z	300,000,000
Voya Index Solution 2040 Portfolio – Initial Class	100,000,000
Voya Index Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio – Service Class	100,000,000
Voya Index Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio – Class Z	100,000,000
Voya Index Solution 2045 Portfolio – Initial Class	100,000,000
Voya Index Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio – Service Class	100,000,000
Voya Index Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio – Class Z	300,000,000
Voya Index Solution 2050 Portfolio – Initial Class	100,000,000
Voya Index Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio – Service Class	100,000,000
Voya Index Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio – Class Z	100,000,000
6
Name of Class	Shares Allocated
Voya Index Solution 2055 Portfolio – Initial Class	100,000,000
Voya Index Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio – Service Class	100,000,000
Voya Index Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio – Class Z	100,000,000
Voya Index Solution 2060 Portfolio – Initial Class	100,000,000
Voya Index Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio – Service Class	100,000,000
Voya Index Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2060 Portfolio – Class Z	100,000,000
Voya Index Solution 2065 Portfolio – Initial Class	100,000,000
Voya Index Solution 2065 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2065 Portfolio – Service Class	100,000,000
Voya Index Solution 2065 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2065 Portfolio – Class Z	100,000,000
Voya Index Solution Income Portfolio – Initial Class	100,000,000
Voya Index Solution Income Portfolio – Adviser Class	100,000,000
Voya Index Solution Income Portfolio – Service Class	100,000,000
Voya Index Solution Income Portfolio – Service 2 Class	100,000,000
Voya Index Solution Income Portfolio – Class Z	300,000,000
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Initial Class
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Adviser Class
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Service Class
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Service 2 Class
VY Invesco Comstock Portfolio – Initial Class	100,000,000
VY Invesco Comstock Portfolio – Adviser Class	100,000,000
VY Invesco Comstock Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Initial Class	100,000,000
VY Invesco Equity and Income Portfolio – Adviser Class	100,000,000
VY Invesco Equity and Income Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Class R6	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service 2 Class	100,000,000
Voya Solution 2025 Portfolio – Initial Class	100,000,000
Voya Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Solution 2025 Portfolio – Service Class	100,000,000
Voya Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Solution 2030 Portfolio – Initial Class	100,000,000
7
Name of Class	Shares Allocated
Voya Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Solution 2030 Portfolio – Service Class	100,000,000
Voya Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Solution 2035 Portfolio – Initial Class	100,000,000
Voya Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Solution 2035 Portfolio – Service Class	100,000,000
Voya Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Solution 2040 Portfolio – Initial Class	100,000,000
Voya Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Solution 2040 Portfolio – Service Class	100,000,000
Voya Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Solution 2045 Portfolio – Initial Class	100,000,000
Voya Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Solution 2045 Portfolio – Service Class	100,000,000
Voya Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Solution 2050 Portfolio – Initial Class	100,000,000
Voya Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Solution 2050 Portfolio – Service Class	100,000,000
Voya Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Solution 2055 Portfolio – Initial Class	100,000,000
Voya Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Solution 2055 Portfolio – Service Class	100,000,000
Voya Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Solution 2060 Portfolio – Initial Class	100,000,000
Voya Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Solution 2060 Portfolio – Service Class	100,000,000
Voya Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Solution 2065 Portfolio – Initial Class	100,000,000
Voya Solution 2065 Portfolio – Adviser Class	100,000,000
Voya Solution 2065 Portfolio – Service Class	100,000,000
Voya Solution 2065 Portfolio – Service 2 Class	100,000,000
Voya Solution Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Aggressive Portfolio – Class R6	100,000,000
Voya Solution Aggressive Portfolio – Service Class	100,000,000
Voya Solution Aggressive Portfolio – Service 2 Class	100,000,000
Voya Solution Balanced Portfolio – Initial Class	100,000,000
Voya Solution Balanced Portfolio – Adviser Class	100,000,000
Voya Solution Balanced Portfolio – Class R6	100,000,000
Voya Solution Balanced Portfolio – Service Class	100,000,000
Voya Solution Balanced Portfolio – Service 2 Class	100,000,000
Voya Solution Conservative Portfolio – Initial Class	100,000,000
Voya Solution Conservative Portfolio – Adviser Class	100,000,000
Voya Solution Conservative Portfolio – Class R6	100,000,000
Voya Solution Conservative Portfolio – Service Class	100,000,000
8
Name of Class	Shares Allocated
Voya Solution Conservative Portfolio – Service 2 Class	100,000,000
Voya Solution Income Portfolio – Initial Class	100,000,000
Voya Solution Income Portfolio – Adviser Class	100,000,000
Voya Solution Income Portfolio – Service Class	100,000,000
Voya Solution Income Portfolio – Service 2 Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Class R6	100,000,000
Voya Solution Moderately Aggressive Portfolio – Service Class	200,000,000
Voya Solution Moderately Aggressive Portfolio – Service 2 Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial	250,000,000
Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Adviser Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Class R6
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service 2 Class
VY T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service 2 Class	100,000,000

for a total of 17,100,000,000 shares classified into separate classes of Capital Stock, with 5,500,000,000 being unclassified.

(b)After the classification of the additional Capital Stock, as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

Name of Class	Shares Allocated
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Initial Class
VY American Century Small-Mid Cap Value Portfolio – Adviser	100,000,000
Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Service Class
VY American Century Small-Mid Cap Value Portfolio –	100,000,000
Service 2 Class
VY Baron Growth Portfolio – Initial Class	100,000,000
VY Baron Growth Portfolio – Adviser Class	100,000,000
VY Baron Growth Portfolio – Class R6	100,000,000
VY Baron Growth Portfolio – Service Class	100,000,000
VY Baron Growth Portfolio – Service 2 Class	100,000,000
9
Name of Class	Shares Allocated
VY Columbia Contrarian Core Portfolio – Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio – Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio – Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Adviser Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Class R6	100,000,000
VY Columbia Small Cap Value II Portfolio – Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio – Service 2 Class	100,000,000
Voya Global Bond Portfolio – Initial Class	100,000,000
Voya Global Bond Portfolio – Adviser Class	100,000,000
Voya Global Bond Portfolio – Service Class	100,000,000
VY Invesco Global Portfolio – Initial Class	250,000,000
VY Invesco Global Portfolio – Adviser Class	100,000,000
VY Invesco Global Portfolio – Service Class	100,000,000
VY Invesco Global Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Initial Class	100,000,000
Voya Index Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio – Service Class	100,000,000
Voya Index Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio – Class Z	300,000,000
Voya Index Solution 2030 Portfolio – Initial Class	100,000,000
Voya Index Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio – Service Class	100,000,000
Voya Index Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio – Class Z	100,000,000
Voya Index Solution 2035 Portfolio – Initial Class	100,000,000
Voya Index Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio – Service Class	100,000,000
Voya Index Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio – Class Z	300,000,000
Voya Index Solution 2040 Portfolio – Initial Class	100,000,000
Voya Index Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio – Service Class	100,000,000
Voya Index Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio – Class Z	100,000,000
Voya Index Solution 2045 Portfolio – Initial Class	100,000,000
Voya Index Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio – Service Class	100,000,000
Voya Index Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio – Class Z	300,000,000
Voya Index Solution 2050 Portfolio – Initial Class	100,000,000
Voya Index Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio – Service Class	100,000,000
Voya Index Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio – Class Z	100,000,000
10
Name of Class	Shares Allocated
Voya Index Solution 2055 Portfolio – Initial Class	100,000,000
Voya Index Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio – Service Class	100,000,000
Voya Index Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio – Class Z	100,000,000
Voya Index Solution 2060 Portfolio – Initial Class	100,000,000
Voya Index Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio – Service Class	100,000,000
Voya Index Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2060 Portfolio – Class Z	100,000,000
Voya Index Solution 2065 Portfolio – Initial Class	100,000,000
Voya Index Solution 2065 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2065 Portfolio – Service Class	100,000,000
Voya Index Solution 2065 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2065 Portfolio – Class Z	100,000,000
Voya Index Solution 2070 Portfolio – Initial Class	100,000,000
Voya Index Solution 2070 Portfolio – Adviser Class	100,000,000
Voya Index Solution 2070 Portfolio – Service Class	100,000,000
Voya Index Solution 2070 Portfolio – Service 2 Class	100,000,000
Voya Index Solution 2070 Portfolio – Class Z	100,000,000
Voya Index Solution Income Portfolio – Initial Class	100,000,000
Voya Index Solution Income Portfolio – Adviser Class	100,000,000
Voya Index Solution Income Portfolio – Service Class	100,000,000
Voya Index Solution Income Portfolio – Service 2 Class	100,000,000
Voya Index Solution Income Portfolio – Class Z	300,000,000
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Initial Class
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Adviser Class
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Service Class
Voya International High Dividend Low Volatility Portfolio –	100,000,000
Service 2 Class
VY Invesco Comstock Portfolio – Initial Class	100,000,000
VY Invesco Comstock Portfolio – Adviser Class	100,000,000
VY Invesco Comstock Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Initial Class	100,000,000
VY Invesco Equity and Income Portfolio – Adviser Class	100,000,000
VY Invesco Equity and Income Portfolio – Service Class	100,000,000
VY Invesco Equity and Income Portfolio – Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Class R6	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio – Service 2 Class	100,000,000
11
Name of Class	Shares Allocated
Voya Solution 2025 Portfolio – Initial Class	100,000,000
Voya Solution 2025 Portfolio – Adviser Class	100,000,000
Voya Solution 2025 Portfolio – Service Class	100,000,000
Voya Solution 2025 Portfolio – Service 2 Class	100,000,000
Voya Solution 2030 Portfolio – Initial Class	100,000,000
Voya Solution 2030 Portfolio – Adviser Class	100,000,000
Voya Solution 2030 Portfolio – Service Class	100,000,000
Voya Solution 2030 Portfolio – Service 2 Class	100,000,000
Voya Solution 2035 Portfolio – Initial Class	100,000,000
Voya Solution 2035 Portfolio – Adviser Class	100,000,000
Voya Solution 2035 Portfolio – Service Class	100,000,000
Voya Solution 2035 Portfolio – Service 2 Class	100,000,000
Voya Solution 2040 Portfolio – Initial Class	100,000,000
Voya Solution 2040 Portfolio – Adviser Class	100,000,000
Voya Solution 2040 Portfolio – Service Class	100,000,000
Voya Solution 2040 Portfolio – Service 2 Class	100,000,000
Voya Solution 2045 Portfolio – Initial Class	100,000,000
Voya Solution 2045 Portfolio – Adviser Class	100,000,000
Voya Solution 2045 Portfolio – Service Class	100,000,000
Voya Solution 2045 Portfolio – Service 2 Class	100,000,000
Voya Solution 2050 Portfolio – Initial Class	100,000,000
Voya Solution 2050 Portfolio – Adviser Class	100,000,000
Voya Solution 2050 Portfolio – Service Class	100,000,000
Voya Solution 2050 Portfolio – Service 2 Class	100,000,000
Voya Solution 2055 Portfolio – Initial Class	100,000,000
Voya Solution 2055 Portfolio – Adviser Class	100,000,000
Voya Solution 2055 Portfolio – Service Class	100,000,000
Voya Solution 2055 Portfolio – Service 2 Class	100,000,000
Voya Solution 2060 Portfolio – Initial Class	100,000,000
Voya Solution 2060 Portfolio – Adviser Class	100,000,000
Voya Solution 2060 Portfolio – Service Class	100,000,000
Voya Solution 2060 Portfolio – Service 2 Class	100,000,000
Voya Solution 2065 Portfolio – Initial Class	100,000,000
Voya Solution 2065 Portfolio – Adviser Class	100,000,000
Voya Solution 2065 Portfolio – Service Class	100,000,000
Voya Solution 2065 Portfolio – Service 2 Class	100,000,000
Voya Solution 2070 Portfolio – Initial Class	100,000,000
Voya Solution 2070 Portfolio – Adviser Class	100,000,000
Voya Solution 2070 Portfolio – Service Class	100,000,000
Voya Solution 2070 Portfolio – Service 2 Class	100,000,000
Voya Solution Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Aggressive Portfolio – Class R6	100,000,000
Voya Solution Aggressive Portfolio – Service Class	100,000,000
Voya Solution Aggressive Portfolio – Service 2 Class	100,000,000
12
Name of Class	Shares Allocated
Voya Solution Balanced Portfolio – Initial Class	100,000,000
Voya Solution Balanced Portfolio – Adviser Class	100,000,000
Voya Solution Balanced Portfolio – Class R6	100,000,000
Voya Solution Balanced Portfolio – Service Class	100,000,000
Voya Solution Balanced Portfolio – Service 2 Class	100,000,000
Voya Solution Conservative Portfolio – Initial Class	100,000,000
Voya Solution Conservative Portfolio – Adviser Class	100,000,000
Voya Solution Conservative Portfolio – Class R6	100,000,000
Voya Solution Conservative Portfolio – Service Class	100,000,000
Voya Solution Conservative Portfolio – Service 2 Class	100,000,000
Voya Solution Income Portfolio – Initial Class	100,000,000
Voya Solution Income Portfolio – Adviser Class	100,000,000
Voya Solution Income Portfolio – Service Class	100,000,000
Voya Solution Income Portfolio – Service 2 Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Initial Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Adviser Class	100,000,000
Voya Solution Moderately Aggressive Portfolio – Class R6	100,000,000
Voya Solution Moderately Aggressive Portfolio – Service Class	200,000,000
Voya Solution Moderately Aggressive Portfolio – Service 2 Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial	250,000,000
Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Adviser Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Class R6
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service Class
VY T. Rowe Price Diversified Mid Cap Growth Portfolio –	100,000,000
Service 2 Class
VY T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio – Service 2 Class	100,000,000

for a total of 18,000,000,000 shares classified into separate classes of Capital Stock, with 4,600,000,000 being unclassified.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, Voya Partners, Inc. has caused these Articles

Supplementary to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary as of the first day of May, 2025.

WITNESS:	VOYA PARTNERS, INC.
/s/ Joanne F. Osberg ___________	/s/ Todd Modic____________
Name: Joanne F. Osberg	Name: Todd Modic
Title: Senior Vice President and Secretary	Title: Senior Vice President
Return Address:
Voya Partners, Inc.
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258